Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re	Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: April 5 – April 30, 2010

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/ Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Yes
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	Yes
Schedule of Professional Fees Paid	MOR-1b	Yes
Copies of bank statements		No
Cash disbursements journals		No
Statement of Operations	MOR-2	Yes
Balance Sheet	MOR-3	Yes
Status of Post-petition Taxes	MOR-4	Yes
Copies of IRS Form 6123 or payment receipt		N/A
Copies of tax returns filed during reporting period		N/A
Summary of Unpaid Post-petition Debts	MOR-4	Yes
Listing of aged accounts payable	MOR-4	Yes
Accounts Receivable Reconciliation and Aging	MOR-5	Yes
Debtor Questionnaire	MOR-5	Yes

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ William G. Ford	May 31, 2010
Signature of Authorized Individual*	Date

William G. Ford	Plan Administrator
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re	Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: April 5 – April 30, 2010

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statement.  The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filled.  The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns.  The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1).  Attach copies of the bank statements and the cash disbursements journal.  The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page.  A bank reconciliation must be attached for each account.  [See MOR-1 (CONT)]

	BANK ACCOUNTS				CURRENT MONTH		CUMULATIVE FILING TO DATE
	OPER.	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	1,204,679			52,652,244	53,856,923		801,229
RECEIPTS
CASH SALES
ACCOUNTS RECEIVABLE							90,752
LOANS AND ADVANCES
SALE OF ASSETS							88,320,438
OTHER (ATTACH LIST)	4,433,278			53	4,433,331		44,969,597
TRANSFERS (FROM DIP ACCTS)	3,500,000			6,617	3,506,617		71,053,974

TOTAL RECEIPTS	7,933,278			6,670	7,939,948		204,434,761

NET PAYROLL	281,270				281,270		3,467,355
PAYROLL TAXES	280,977				280,977		2,291,681
SALES, USE & OTHER TAXES
INVENTORY PURCHASES
SECURED RENTAL/LEASES	17,265				17,265		86,431
INSURANCE	792,030				792,030		13,496,218
ADMINISTRATIVE	254,606			6,617	261,223		6,326,820
SELLING
OTHER (ATTACH LIST)	1,852,709			51,010,136	52,862,845		130,293,781

OWNER DRAW*
TRANSFERS (TO DIP ACCTS)	1,656,617				1,656,617		20,577,502

PROFESSIONAL FEES	3,048,156				3,048,156		26,033,325
U.S. TRUSTEE QUARTERLY FEES	54,912				54,912		121,301
COURT COSTS
TOTAL DISBURSEMENTS	8,238,542			51,016,753	59,255,295		202,694,414

NET CASH FLOW	(305,264)			(51,010,083)	(51,315,347)		1,740,347
(RECEIPTS LESS DISBURSEMENTS)

CASH - END OF MONTH	899,415			1,642,161	2,541,576		2,541,576

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)

TOTAL DISBURSEMENTS (LESS TRANSFERS TO OTHER ACCOUNTS)		$59,255,295
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS		$1,656,617
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		$57,598,678

In re	Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: April 5 – April 30, 2010

BANK RECONCILIATIONS

Continuation Sheet for MOR-1

A bank reconciliation must be included for each bank account.  The debtor’s bank reconciliation may be substituted for this page.

	Operating	Payroll	Tax	Other
BALANCE PER BOOKS	#	#	#	#

BANK BALANCE
(+) DEPOSITS IN TRANSIT (ATTACH LIST)
(-) OUTSTANDING CHECKS (ATTACH LIST)
OTHER (ATTACH EXPLANATION)
ADJUSTED BANK BALANCE*

*Adjusted bank balance must equal balance per books

DEPOSITS IN TRANSIT	Date	Amount	Date	Amount	Date	Amount	Date	Amount

CHECKS OUTSTANDING	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount

OTHER (RECEIPTS)
Foreign Exchange Revaluation		(21,606)
Funding from various business units		4,122,060
ATM Revenue net of fees		6,238
Various cash receipts		22,059
Nevada Settlement		164,190
Return Aviva Cash Collateral		45,185
EAP International refund		25,638
Gulfstream Park reimbursement of Sunshine Millions horse transportation		52,500
Basic COBRA Credit refund		17,014
Earned Interest								53

OTHER (DISBURSEMENTS)
401K payments/advances		5,527
Employee Travel Expenses		34,329
Payment of DIP Loan interest, commitment fee and arrangement fee		1,159,486
BMO interest payment		257,610
Contributions to Forest City Joint Venture		76,457
Forest City shared costs		245,659
Directors’ Fees		73,641
Principal repayment on DIP Loan								33,000,000
Principal repayment on Remington Loan								18,010,136

In re	Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: April 5 – April 30, 2010

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

This schedule is to include all retained professional payments from case inception to current month.

	Period	Amount		Check		Amount Paid		Year-To-Date
Payee	Covered	Covered	Payor	Number	Date	Fees	Expenses	Fees	Expenses
FTI Consulting, Inc.	Apr 1- Apr 30, 2010	$188,158	Magna Entertainment Corp.	Wire Payment	04/06/2010	$165,000	$23,158
FTI Consulting, Inc.	Success Fee	$1,000,000	Magna Entertainment Corp.	Wire Payment	04/30/2010	$1,000,000		$3,311,375	$220,866
Kramer Levin Naftalis & Frankel LLP	Feb 1 – Feb 28, 2010	$152,103	Magna Entertainment Corp.	Wire Payment	04/30/2010	$144,640	$7,463	$2,831,425	$150,628
Richards Layton & Finger, P.A.	Jan 1 – Feb 28, 2010	$139,887	Magna Entertainment Corp.	Wire Payment	04/30/2010	$128,463	$11,424	$609,612	$60,705
Weil, Gotshal & Manges LLP	Dec 1- Dec 31, 2009	$433,271	Magna Entertainment Corp.	Wire Payment	04/30/2010	$420,307	$12,964	$5,974,143	$170,412
Miller Buckfire & Co., LLC	Jan 1 – Jan 31, 2010	$120,760	Magna Entertainment Corp.	Wire Payment	04/30/2010	$120,000	$760	$2,343,145	$168,953
Osler, Hoskin & Harcourt LLP	Dec 1, 2009 – Feb 28, 2010	$39,189	Magna Entertainment Corp.	Wire Payment	04/16/2010	$38,977	$212	$1,097,459	$25,343
Alix Partners, LLC								$195,774	$46,249
Blackstone Advisory Services L.P.	Dec 1, 2009 – Jan 31, 2010	$241,442	Magna Entertainment Corp.	Wire Payment	04/30/2010	$240,000	$1,442	$1,553,199	$44,968
Kurtzman Carson Consultants LLC	Jan 1 – Jan 31, 2010	$56,031	Magna Entertainment Corp.	114083	04/08/2010	$32,744	$23,287

In re	Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: April 5 – April 30, 2010

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

This schedule is to include all retained professional payments from case inception to current month.

	Period	Amount		Check		Amount Paid		Year-To-Date
Payee	Covered	Covered	Payor	Number	Date	Fees	Expenses	Fees	Expenses
Kurtzman Carson Consultants LLC	Feb 1 – Mar 31, 2010	$640,140	Magna Entertainment Corp.	Wire Payment	04/30/2010	$190,028	$450,112	$1,368,474	$596,636
Fasken Martineau DuMoulin LLP								$161,442	$2,180
The Garden City Group, Inc.								$16,103	$144
Mayer Brown LLP	Feb 1 – Feb 28, 2010	$37,175	Magna Entertainment Corp.	114087	04/08/2010	$37,175		$269,454	$5,341
Young Conaway Stargatt & Taylor, LLP								$67,323	$7,944
Sidley Austin LLP								$4,076,966	$239,609
Davies Ward Phillips & Vineberg LLP								$150,202	$5,204
Shearman & Sterling LLP								$8,683
Illumina Partners Inc.								$100,280	$989
Drinker Biddle & Reath LLP								$16,198	$712
Pachulski, Stang, Ziehl & Jones LLP								$112,700	$22,485

In re	Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: April 5 – April 30, 2010

STATEMENT OF OPERATIONS

(Income Statement)

The Statement of Operations is to be prepared on an accrual basis.  The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

	Month	Cumulative Filing to Date
REVENUES
Gross Revenues	$	$
Less: Returns and Allowances
Net Revenue	$	$
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach schedule)
Less: Ending Inventory
Cost of Goods Sold
Gross Profit
OPERATING EXPENSES
Advertising	4,252	172,558
Auto and Truck Expense
Bad Debts		3,354
Contributions
Employee Benefits Programs	26,805	(249,263)
Insider Compensation*	942,093	2,471,035
Insurance	855	1,886,106
Management Fees/Bonuses	(718,111)	(12,255,773)
Office Expense	2,114	33,861
Pension & Profit-Sharing Plans
Repairs and Maintenance	18,325	303,373
Rent and Lease Expense	47,985	400,288
Salaries/Commissions/Fees	391,771	3,601,478
Supplies
Taxes - Payroll
Taxes - Real Estate
Taxes - Other
Travel and Entertainment	16,245	645,788
Utilities
Other (attach schedule)	167,285	3,378,024
Total Operating Expenses Before Depreciation	899,619	390,829
Depreciation/Depletion/Amortization	1,470,303	12,446,146
Net Profit (Loss) Before Reorganization Items	(2,369,922)	(12,836,975)
OTHER INCOME AND EXPENSES
Other Income (attach schedule)	(5,096)	(933,632)
Interest Expense	2,674,730	36,370,861
Other Expense (attach schedule)	124,983	3,225,485
Net Profit (Loss) Before Reorganization Items	(5,164,539)	(51,499,689)
REORGANIZATION ITEMS
Professional Fees	12,984,642	35,530,294
U.S. Trustee Quarterly Fees		82,825
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)
Gain (Loss) from Sale of Remington Park	50,377	54,424,919
Other Reorganization Expenses (attach schedule)	70	142,782
Total Reorganization Expenses	12,934,335	(18,669,018)
Income Taxes		4,621,440
Net Profit (Loss)	$(18,098,874)	$(37,452,111)

* “Insider” is defined in 11 U.S.C. Section 101(31).

In re	Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: April 5 – April 30, 2010

STATEMENT OF OPERATIONS - continuation sheet

BREAKDOWN OF “OTHER” CATEGORY	Month	Cumulative Filing to Date

Other Expenses
Write Off of Deferred costs		1,812,839
TVG Litigation costs	124,983	1,412,646

Other Operational Expenses

Other Income
ATM Revenues	6,253	324,629
Other Miscellanceous	(1,157)	5,894
Millenium Holdback		158,918
Recovery of HRTV Contribution		404,191
Sponsorship Revenue		40,000

Other Operating Expenses
Memberships & Subscriptions	8,035	71,401
Audit Fees		(98,410)
Tax Fees	46,321	813,567
Legal Expenses	2,192	421,008
Consulting Fees	22,042	304,476
Shareholder Info	1,245	118,103
Trademarks & Logos	308	12,863
Filing & Lobbying	14,838	171,674
MSI Intercompany Fees	14,951	588,988
Bank Service Charges	16,987	315,595
Recruiting		60,000
Foreign Exchange (Gain) / Loss	40,366	598,759
Other Reorganization Expenses
Air and Ground Travel	70	3,752
Meals		155
Office Expense		35
Insurance Service Fees		24,840
E&Y Bankruptcy Retention Fees		59,000
Property Appraisal & valuation Fees		55,000

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:

Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

In re	Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: April 5 – April 30, 2010

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
CURRENT ASSETS
Unrestricted Cash and Equivalents	903,998	806,435
Restricted Cash and Cash Equivalents (see continuation sheet)	1,642,161
Accounts Receivable (Net)	580,986	539,865
Notes Receivable
Inventories
Prepaid Expenses	1,310,256	4,201,995
Professional Retainers
Other Current Assets (attach schedule)
TOTAL CURRENT ASSETS	$4,437,401	$5,548,295
PROPERTY AND EQUIPMENT
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment	10,988,926	10,972,271
Leasehold Improvements
Vehicles
Less Accumulated Depreciation	(9,608,930)	(9,299,978)
TOTAL PROPERTY & EQUIPMENT	$1,379,996	$1,672,293
OTHER ASSETS
Loans to Insiders*
Other Assets (attach schedule)	1,034,828,013	1,023,855,318
TOTAL OTHER ASSETS	$1,034,828,013	$1,023,855,318
TOTAL ASSETS	$1,040,645,410	$1,031,075,906

LIABILITIES AND OWNER EQUITY LIABILITIES NOT SUBJECT TO COMPROMISE	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Accounts Payable	1,860,988
Taxes Payable (refer to FORM MOR-4)
Wages Payable
Notes Payable
Rent/Leases - Building/Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other Postpetition Liabilities (attach schedule)	20,934,867	6,269,666
TOTAL POSTPETITION LIABILITIES	$22,795,855	$6,269,666
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt	243,731,963	216,123,174
Priority Debt
Unsecured Debt	228,424,606	225,537,969
TOTAL PRE-PETITION LIABILITIES	472,156,569	441,661,143

TOTAL LIABILITIES	$494,952,424	$447,930,809
OWNER EQUITY
Capital Stock	701,630,421	701,630,421
Additional Paid-In Capital	4,149,000	4,149,000
Partners’ Capital Account
Owner’s Equity Account
Retained Earnings - Pre-Petition	(122,634,324)	(122,634,324)
Retained Earnings - Postpetition	(37,452,111)
Adjustments to Owner Equity (attach schedule)
NET OWNER EQUITY	$545,692,986	$583,145,097
TOTAL LIABILITIES AND OWNERS EQUITY	$1,040,645,410	$1,031,075,906

* “Insider” is defined in 11 U.S.C. Section 101(31).

In re	Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: April 5 – April 30, 2010

BALANCE SHEET - continuation sheet

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Other Current Assets

Other Assets
Investments in subsidiaries	513,952,336	523,543,107
Income Taxes Receivable	11,164,208	13,110,591
Deferred taxes Receivable	89,794,850	89,781,850
Other Assets	10,107,230	8,178,857
Intercompany Receivable from MEC Holdings (USA) Inc.	(2,741,516)	3,769,683
Intercompany Payable to MEC Holdings (Canada) Inc.	(448,118)	(358,867)
Intercompany Receivable from MEC Dixon Inc.	12,403,729	15,335,309
Intercompany Receivable from Magna Racino	509,170	484,635
Intercompany Receivable from Santa Anita Co. Inc.	70,619,407	72,999,028
Intercompany Payable to San Luis Rey Downs	(6,919,530)	(7,106,529)
Intercompany Payable to Pacific Racing	(1,074,398)	(1,406,389)
Intercompany Payable to Bay Meadows	(23,809,872)	(23,818,104)
Intercompany Receivable from Lone Star Park	6,383,824	1,909,994
Intercompany Receivable from Gulfstream Park	103,470,144	105,212,712
Intercompany Receivable from GPRA Training Center	79,897,420	79,655,973
Intercompany Receivable from GPRA Commercial Enterprises Inc.	32,916,832	17,930,982
Intercompany Payable to Sunshine Meadows Racing	(1,602,019)	(458,456)
Intercompany Receivable from MJC Laurel Park	37,205,248	34,313,644
Intercompany Receivable from MJC Pimlico	21,625,364	13,486,004
Intercompany Receivable from MJC Bowie	794,054	789,365
Intercompany Receivable from Remington Park	18,010,136	20,986,871
Intercompany Receivable from Thistledown	16,079,762	12,843,147
Intercompany Payable to MEC Racing Pennsylvania Inc.	(2,661,709)	(2,814,367)
Intercompany Receivable from Pennsylvania Racing Services Inc.	2,844,183	3,403,680
Intercompany Receivable from MEC Oregon Racing	14,132,295	13,004,877
Intercompany Receivable from Multnomah	800,822	800,822
Intercompany Receivable from MI Racing Inc.	18,513,468	18,541,298
Intercompany Receivable from DLR Inc.	1,001,180	1,001,081
Intercompany Receivable from OTL Inc.	115,662	115,552
Intercompany Payable to MGE	(21,245,061)	(20,780,578)
Intercompany Receivable from MI Developments	458,486	983,490
Intercompany Receivable from 1180482 Ontario Inc.	2,169	2,169
Intercompany Receivable from MEC Bedding	10,295,642	10,273,706
Intercompany Receivable from MEC Land Holdings	8,940,621	8,940,621
Intercompany Payable to Palm Meadows Residential	(1,920,119)	(1,920,119)
Intercompany Payable to XpressBet	(21,715,833)	(22,065,651)
Intercompany Receivable from HRTV	35,908,662	36,759,971
Intercompany Payable to Fontana Housing	(26,353,665)	(27,682,115)
Intercompany Receivable from SBI	230,300	230,300
Intercompany Receivable from MEC Maryland Investment Inc.	18,027,915	18,027,915
Intercompany Receivable from MEC NY Acquisitions, Inc.	6,230	9,330
Intercompany Receivable from Amtote	9,108,504	5,839,929

In re	Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: April 5 – April 30, 2010

BALANCE SHEET - continuation sheet

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Other Postpetition Liabilities
Audit Accrual	—	471,172
Tax Accrual	346,667	269,166
Group RSP	26,800	38,183
Due to Magna International Inc.	938,162	1,109,176
Interest Accrual on Convertible Debentures	4,058,333	3,855,417
Interest Accrual on BMO Loan	—	—
Estimated IBNR	7,000	7,000
NTRA Dues	69,041	—
Severance Accrual	842,254	162,619
Legal Accrual	204,483	79,500
FSA Employee Deductions	769	275
ATM Settlement for the Tracks	—	7,344
Consulting Fees	4,952	9,814
Zurich Claim service fee	—	50,000
Directors Fees	10,000	210,000
Bankruptcy Professional Fees Accrual	13,426,406	—
Fex Straw Sale Proceeds	1,000,000	—

Adjustments to Owner Equity

Postpetition Contributions (Distributions) (Draws)

Restricted Cash is cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

In re	Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: April 5 – April 30, 2010

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.  Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.

Attach photocopies of any tax returns filed during the reporting period.

Federal	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. T	Ending Tax Liability
Withholding
FICA-Employee
FICA-Employer
Unemployment
Income
Other:
Total Federal Taxes
State and Local
Withholding
Sales
Excise
Unemployment
Real Property
Personal Property
Other:
Total State and Local
Total Taxes

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

Number of Days Past Due

	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	236,910		23,756	387,660	1,212,662	1,860,988
Wages Payable
Taxes Payable
Rent/Leases-Building
Rent/Leases-Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other: Accrued Liabilities	20,934,867					20,934,867
Other:
Total Postpetition Debts	21,171,777		23,756	387,660	1,212,662	22,795,855

Explain how and when the Debtor intends to pay any past-due postpetition debts.

* “Insider” is defined in 11 U.S.C. Section 101(31).

In re	Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: April 5 – April 30, 2010

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation
Total Accounts Receivable at the beginning of the reporting period	597,175
+ Amounts billed during the period	49,208
- Amounts collected during the period	65,397
Total Accounts Receivable at the end of the reporting period	580,986

Accounts Receivable Aging
0 - 30 days old	49,208
31 - 60 days old	74,894
61 - 90 days old	113,163
91+ days old	343,721
Total Accounts Receivable	580,986
Amount considered uncollectible (Bad Debt)
Accounts Receivable (Net)	580,986

DEBTOR QUESTIONNAIRE

Must be completed each month		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5.

Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.

X